GranTierra energy inc.

Corporate Presentation

March 7, 2008

Disclaimer

This presentation material contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections, statements of resource potential or other statements, other than statements of historical fact, are forward-looking statements. These statements are made as of the date of this presentation, which was posted on Gran Tierra Energy's website on March 7, 2008, and the continuation of such posting does not constitute a representation by Gran Tierra Energy that Gran Tierra Energy believes these forward-looking statements continue to be true as of any subsequent date. Although the company believes that the expectations reflected in such forward-looking statements are reasonable as of such date, they do involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, fluctuations in oil and gas prices, general economic conditions and the risk factors detailed from time to time in Gran Tierra Energy's periodic reports and registration statements filed with the Securities and Exchange Commission.

Gran Tierra Energy
International E & P Growth Story

- International oil and gas exploration and production company
  - Toronto Stock Exchange: GTE
  - OTC Bulletin Board: GTRE
- Strategy:
  - Balanced portfolio of production enhancement and exploration drilling opportunities
  - Lower risk, predictable production base and cash flow
  - Higher risk, higher reward, exploration upside
- Initial Focus: Colombia, Peru and Argentina
  - Stable legal systems
  - Attractive fiscal terms
  - Deal flow
- Our base today:
  - 19 blocks (6.3 million gross acres, 5.7 MM net); 18 operated by Gran Tierra Energy
  - 3,300 barrels of oil per day (BOPD) net after royalty production (2007 exit rate)
  - Proved reserves of 6.4 million barrels of oil, Probable reserves of 5.0 million barrels of oil, Possible reserves of 5.1 million barrels of oil (all net after royalty; Dec. 31, 2007)

Gran Tierra Energy
International E & P Growth Story

- 2008 capital program ($46.7 million) focused on continued production growth:
  - Converting new (2007) undeveloped reserves into developed producing reserves and increased cash flow via drilling and infrastructure construction in Colombia

2008 Focus:
Production Growth



Million barrels of oil
Poss
Prob
Prov
Convert
2005
2006
2007
Net Reserves
BOPD
2005
2006
2007
Net Production

- Complement 2008 production growth with continued exploration drilling
  - Exploration drilling in Colombia and Argentina
  - Complete First Exploration Period and initiate Second Exploration Period operations in Peru

Global Experience

Management

- Dana Coffield, PhD, President & CEO
  - Previously EnCana and ARCO
- Martin Eden, CFO
  - Previously Artumas, Nexen, Ernst & Young
- Max Wei, VP Operations
  - Previously EnCana, Occidental
- Rafael Orunesu, President, GTE Argentina
  - Previously Pluspetrol and YPF
- Eddie Dyes, President, GTE Colombia
  - Previously Argosy Energy International



Shaded regions - countries where management has previously worked

Board of Directors

- Jeffrey Scott, Chairman
  - President, Postell Energy
  - Director, Saxon Energy Services
- Walter Dawson
  - Founder and Director, Saxon Energy Services
  - Founder, Enserco Energy Services
  - Founder, Computalog Gearhart
- Verne Johnson
  - Director, Harvest Energy Trust
  - Director, Fort Chicago Energy Partners
- Nadine Smith
  - Former Director, UTI Patterson
  - Former Director, American Retirement Corp.
- Dana Coffield, PhD

Current Operations


Calgary
corporate office
New York
OTCBB – GTRE.OB
Colombia
exploration & production
Peru
exploration
Argentina
exploration & production

- Calgary
  - Corporate headquarters
- Colombia
  - Bogotá operating office
  - Working interests in 9 E&P Contracts, 3 producing
  - All operated by Gran Tierra
  - 2,700 BOPD net after royalty (2007 exit) plus exploration
  - 1,191,498 gross acres (935,953 net)
- Argentina
  - Buenos Aires operating office
  - Working interests in 8 E&P Contracts, 3 producing
  - All operated by Gran Tierra except one
  - 600 BOPD net after royalty (2007 exit) plus exploration
  - 1,635,490 gross acres (1,312,261 net)
- Peru
  - 2 E&P Contracts, both operated by Gran Tierra
  - 3,436,040 gross/net acres, frontier exploration

Colombia – Land Position
Putumayo and Magdalena Basins


Rio Mag.
Bogota
Talora
Rio Magdalena
1 Exploration Well
Magdalena
Basin
Bogota
Juanambu
Field Development
Putumayo
Basin
Santana &
Guayuyaco
Azar
Chaza
A-TEA
Mecaya
B-TEA
Costayaco
Field Development
Azar
1 Exploration
Well

- Gran Tierra operator of all properties
  Putumayo Basin (working interest %)
  - 35% Santana; light oil production
  - 35% Guayuyaco; light oil production
  - 50% Chaza; light oil production
  - 40% Azar; exploration
  - 15% Mecaya; exploration
  - 100% Putumayo A, technical evaluation
  - 100% Putumayo B, technical evaluation

  Magdalena Basin (working interest %)
  - 100% Rio Magdalena; exploration
  - 20% Talora; exploration
- Reserve and production base with significant growth opportunity
  - Production (net after royalty): 2,700 BOPD (2007 exit)
  - Reserves (net after royalty): 4.4 MMBO proved, 3.9 MMBO probable, 3.5 MMBO possible; Dec. 31, 2007
- 1,191,498 gross acres (935,953 net)
  - Significant exploration upside
  - 23 leads and prospects identified

Gran Tierra lands highlighted in yellow. Other licenses in grey. Green dots are producing oil fields. Refinery GTRE 2007 Exploration Discovery

Colombia
2008 Development Activities



Gran Tierra Energy Operated Acreage
Other Operators
Oil Field
Budgeted 6 delineation & development wells
New 6 km, 6" production line
Chaza Block
Guayuyaco & Santana Blocks
Putumayo A TEA
C-4
Costayaco-1
C-3
C-2
Juanambu-1
Azar Block
New 3-D seismic program
New 15 km, 8" production line

Chaza Block

- Gran Tierra Energy, 50% interest & Operator

- **Costayaco-1**
  - Tested 5,906 BOPD
  - Currently producing 3,500 BOPD gross
- **Costayaco-2**
  - Tested over 6,600 BOPD
  - Preparing for long term testing and production
- **Costayaco Field**
  - Completed 70 km^2 3-D seismic program
  - Preparing to initiate drilling of Costayaco-4
  - 3 additional development wells budgeted
  - Reserves (net after royalty)*: 3.3 MMBO proved, 3.3 MMBO probable and 2.6 MMBO possible
  - Preparing for construction of new 11 km, 8 inch production line with 25,000 BOPD capacity

Guayuyaco Block

- Gran Tierra Energy, 35% interest & Operator

- **Juanambu-1**
  - Currently producing 1,500 BOPD gross
  - Reserves (net after royalty)*: 0.2 MMBO proved, 0.5 MMBO probable and 0.8 MMBO possible
  - Completed new 6 km, 6 inch production line
  - One additional development well budgeted

*Dec. 31, 2007; excludes results of Costayaco-2 and 3, which were completed after YE 2007

Colombia – Putumayo Basin 2008 Exploration Activities





Gran Tierra Energy Operated Acreage
Other Operators
Oil Field
Juanambu oil discovery development
Santana & Guayuyaco
Costayaco oil discovery development
Chaza
Azar
Putumayo Basin
Export pipeline
Putumayo A TEA
Orito Field >250 MMBO EUR
Mecaya
Santana
Oil sales point
New exploration well 3Q08
Putumayo B TEA
Colombia
Ecuador
20 km

- Azar Block
  - New 40 km^2 3-D seismic acquired, one well workover scheduled, and one new exploration well budgeted
- Putumayo A and B TEA's
  - Seismic reprocessing and geologic studies, prospect generation ongoing
- Chaza, Guayuyaco and Mecaya Blocks
  - New seismic acquisition, technical studies and prospect generation ongoing

Argentina - Land Position
Noroeste Basin



Ipaguazu
Nacatimbay
Santa Victoria
Bolivia
Paraguay
Tartagal Oeste
(Palmar Largo)
Argentina
Balbuena Este
(Palmar Largo)
Palmar Largo
Valle Morado
Chivil
Well workovers
Surubi
Proa-1
Exploration Well
2Q08
El Vinalar
30 km
Google

Gran Tierra lands highlighted in yellow. Other licenses in grey. Green dots are producing oil fields, red dots are producing gas/condensate fields.

Refinery GTRE 2007 Exploration Discovery

- Gran Tierra lands (working interest %)
  - 14% Palmar Largo (Pluspetrol Operator, YPF, CGC); light oil production
  - 50% Vinalar (GTRE Operator, Golden Oil); light oil production
  - 100% Chivil (GTRE Operator); light oil production
  - 100% Ñacatimbay (GTRE Operator); shut-in gas production
  - 100% Ipaguazu (GTRE Operator); shut-in oil
  - 100% Valle Morado (GTRE Operator); shut-in gas/condensate
  - 100% Santa Victoria (GTRE Operator); exploration
  - 100% Surubi (GTRE Operator); exploration
- Reserve and production base in basin with significant growth opportunity
  - Production (net after royalty): 600 BOPD (2007 exit rate)
  - Reserves (net after royalty): 2.0 MMBO proved, 1.1 MMBO probable, 1.5 MMBO possible; Dec. 31, 2007
- 1,635,490 gross acres (1,312,261 net)
  - Significant exploration upside
  - 38 prospects and leads identified

Argentina
2008 Activities



Palmar Largo Field
37 MMBO produced
Chivil Block
Palmar Largo Block
Proa Prospect
Leads
5 Km
Surubi Block
Palmar Largo Block
Proa Prospect
Reservoir Interval
1 Km
West
East
Gran Tierra Energy Acreage

Production enhancement (14 workovers) and 1 exploration well

- Surubi Block Exploration Well
  - Proa-1 exploration well
  - Light oil exploration prospect
- Vinalar, Chivil and Palmar Largo Blocks
  - Fourteen oil well workovers
- Valle Morado Block
  - Re-establish gas production, evaluate for further development
- Santa Victoria Block
  - Technical evaluations and prospect generation

Peru – Land Position
Marañon Basin



JTT Fields
Barrett
Colombia
Ecuador
Petrobras
Block 122
Iquitos
Pluspetrol
Block 128
Occidental
Burlington
(ConocoPhillips)
Brazil
Corrientes Field
100 km

Gran Tierra lands highlighted in yellow. Other licenses in grey. Green dots are producing oil fields. Refinery

- Block 122
  - 100% Gran Tierra; oil exploration
  - 1,217,651 acres
- Block 128
  - 100% Gran Tierra; oil exploration
  - 2,218,389 acres
- Commitments (per block)
  - 4 exploration periods over 7 years
  - Work obligations are staged and include gravity & magnetic data acquisition, seismic acquisition and exploration drilling
  - Contract term of 30 years
- Frontier exploration on flank of 'foreland basin' with prolific petroleum system
- Significant players with production (Pluspetrol), new field developments (Barrett), and exploration in adjacent blocks (ConocoPhillips, Petrobras and Occidental)

Marañon Basin
Proven basin, new concept



70.000
64.000
58.000
52.000
46.000
40.000
34.000
28.000
22.000
16.000
10.000
4.000
-2.000
-8.000
-14.000
-20.000
-26.000
-32.000
-38.000
-44.000
-50.000
-56.000
-62.000
-68.000
-74.000
-80.000
ITT Fields
>1 BBO EUR
Barrett Development
250 MMBO, $1.6B
Colombia
Ecuador
Iquitos Arch
122
128
Corrientes
275 MMBO EUR
Oil
Source
Kitchen
>1BBO recoverable
discovered to date
Brazil
100 km

Bouguer Gravity map used with permission of Perúpetro

- Gran Tierra Energy testing new concept in Marañon Basin
- Acreage on regional high (Iquitos Arch) adjacent to proven prolific petroleum system
- Regional high acts as focal point for petroleum migration from adjacent basin
- Analogous geologic settings are Prudhoe Bay on the North Slope of Alaska or Oil Sands in the Western Canadian Basin
- 20,000 linear kilometers of new high definition airborne gravity and magnetic data currently being acquired
- Seismic planning in 2008

oil migration pathways

Financial Snapshot at end 3Q2007

- Basic shares*– 95.8 million
  - Directors and officers: 17%
  - Institutional: Approximately 40%
- Fully diluted shares – 134.7 million
  - 33.3 million warrants
  - 5.6 million stock options
- Public Financings (registrations effective)
  - $12 million @ $0.80/share (2005); acquisition financing
  - $75 million @ $1.50/share (2006); acquisition financing
- Cash on hand - $8.0 million
- $50 million credit facility with Standard Bank
  - Initial borrowing base: $7 million (based on YE 2006 reserves)
  - Amount drawn: $nil
  - Available to support future drilling, infrastructure or acquisition activities

*Includes approximately 14.8 million shares of common stock issuable upon the exchange of exchangeable shares

Growth - Land



2005
2006
1H07
Blocks
20
18
16
14
12
10
8
6
4
2
0
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07



Gross Acres
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Date
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
Peru
Colombia
Argentina
Argentina Colombia Peru

Current Acreage

- 19 blocks in 3 countries
  - Argentina, Colombia and Peru
- 18 operated by Gran Tierra
- 6.3 MM gross acres
  - 5.7 MM net acres

As Operator, Gran Tierra Energy

- Manages operations
- Manages budgets
- Manages prospect generation
- Manages drilling
- Manages project developments

Growth - Reserves


16.5 MMBO***
7.1 MMBO**
0.7 MMBO*
Million barrels of oil
0
2
4
6
8
10
12
14
16
18
2005
2006
2007
Possible
Probable
Proved
2007 drilling additions

Net after royalty reserves (Dec. 31, 2007)

- 6.4 MMBO Proved
- 5.1 MMBO Probable
- 5.1 MMBO Possible

From external reserve auditors:

*Dec. 31, 2005 – Gaffney, Cline & Associates

**Dec. 31, 2006 – Gaffney, Cline & Associates

***Dec. 31, 2007 – Gaffney, Cline & Associates (excludes results from Costayaco-2 and Costayaco-3, which were completed after YE 2007)

Growth - Production


2005
2006
2007
BOPD (net after royalty)
3500
3000
2500
2000
1500
1000
500
0
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
Dec-07
Colombia (drilling)
Colombia (acquisitions)
Argentina (drilling)
Argentina (acquisitions)

December 2007
3,300 BOPD Exit
Net after royalty

2008 Drilling Program

- Convert 2007 reserve additions to 2008 production growth
- Drilling budget of $26.6MM
- Contingent infrastructure budget of $20.1 MM
  - Facilities and pipeline
- Well workovers
  - Fourteen well workovers in Argentina
  - Production base maintenance
- Delineation/development drilling
  - Six development wells in Colombia
  - Production growth
- Exploration drilling
  - Three exploration wells, two in Colombia and one in Argentina
  - Reserve base growth



2008 Focus: Production Growth
Million barrels of oil
18
16
14
12
10
8
6
4
2
0
Poss
Prob
Prov
Convert
2005
2006
2007
Net Reserves
BOPD
3500
3000
2500
1000
500
0
2005
2006
2007
Net Production

Growth – Future potential



Oil Prospective Resource Potential
Million Barrels Oil
90
80
70
60
50
40
30
20
10
0
79 MMBO
16 MMBO
Risked
Unrisked
Argentina
Colombia



Gas Prospective Resource Potential
Billion Cubic Feet Gas
400
350
300
250
200
150
100
50
0
336 BCF
96 BCF
Risked
Unrisked
Argentina
Colombia

Prospective Resource Potential*

- 61 prospects and leads
- 79 MMBO unrisked (16 MMBO risked)
- 336 BCFG unrisked (96 BCFG risked)
- Charts exclude Peru; exploration play concept in Peru has unrisked prospective resource potential in excess of one billion barrels of oil

*Internal estimates, Gran Tierra Energy; excludes booked reserves

Gran Tierra Energy

- Our Base Today
  - Established South American platform (Colombia, Argentina, Peru)
  - 19 blocks, 6.3 million gross acres, majority operated by Gran Tierra Energy
  - 3,300 BOPD net after royalty production (2007 exit rate)
  - 16.5 MMBO Proved, Probable and Possible reserves, net after royalty (at Dec. 31, 2007)
- 2008 Focus
  - Focus on converting new undeveloped reserves into developed producing reserves via drilling and infrastructure construction in Colombia
  - Complement 2008 production growth with continued exploration drilling
- Next Steps
  - Define the size of the Costayaco oil discovery with delineation drilling; continue development drilling through 2008
  - Design and build appropriate facilities (pipeline and oil/water handling) for full field development of Costayaco and Juanambu discoveries
  - Execute exploration drilling in Colombia and Argentina
  - Execute operations to high-grade Peru acreage
  - Continue screening new basin entries



Building a substantial international E&P Company

Additional Information

Colombian Operating Netbacks Per BO ANH Contract (Chaza - Costayaco)

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$ 6.00	$ 6.00	$ 6.00
Royalty (8%) (2)(3)	$ 4.72	$ 5.92	$ 7.12
3rd party over-riding royalty	$ 1.09	$ 1.36	$ 1.64
Economic Rights (acreage fee)	$ 0.10	$ 0.10	$ 0.10
Operating costs (4)	$ 4.17	$ 4.17	$ 4.17
Operating netback before tax	$49.12	$62.65	$76.17

Colombian income tax rates: 33% (from 2008 onwards)

(1) Price offset for API, transportation, marketing, insurance

(2) Government royalty

Daily production	Royalty %
<5,000 bopd	8%
5,000-125,000	8%-20%
125,000-400,000	20%
400,000-600,000	20%-25%
>600,000 bopd	25%

3) Additional royalties of approximately 18% will be payable when cumulative gross production exceeds 5 million barrels

4) Excludes overhead

Colombian Operating Netbacks Per BO Association Contract (Juanambu)

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$ 6.64	$ 6.64	$ 6.64
Royalty (8%)	$ 4.67	$ 5.87	$ 7.07
3rd party over-riding royalty	$ 1.07	$ 1.35	$ 1.63
Operating costs (2)	$ 4.29	$ 4.29	$ 4.29
Operating netback before tax	$48.33	$61.85	$75.38

- Ecopetrol will receive additional profit share when cumulative gross production exceeds 5 million barrels (based on "R" factor or profitability)

Colombian income tax rates: 33% (from 2008 onwards)

(1) Price offset for API, transportation, marketing, insurance

(2) Excludes overhead

Colombian Operating Netbacks Per BO Risk Sharing Contract (Santana)

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$ 7.57	$ 7.57	$ 7.57
Royalty (20%)	$11.49	$14.49	$17.49
3rd party over-riding royalty	$ 0.92	$ 1.16	$ 1.40
Operating costs (2)	$21.37	$21.37	$21.37
Operating netback before tax	$23.66	$35.42	$47.18

Colombian income tax rates: 33% (from 2008 onwards)

(1) Price offset for API, transportation, marketing, insurance
(2) Excludes overhead

Colombian Operating Netbacks Per Bbl Association Contract (Guayuyaco)

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$ 6.64	$ 6.64	$ 6.64
Royalty (8%)	$ 4.67	$ 5.87	$ 7.07
3rd party over-riding royalty	$ 1.07	$ 1.35	$ 1.63
Operating costs (2)	$15.88	$15.88	$15.88
Operating netback before tax	$36.74	$50.26	$63.79

- Ecopetrol will receive additional profit share when cumulative gross production exceeds 5 million barrels (based on "R" factor or profitability)

Colombian income tax rates: 33% (from 2008 onwards)

(1) Price offset for API, transportation, marketing, insurance

(2) Excludes overhead

Argentina Operating Netbacks Per BO Palmar Largo

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$25.33	$35.83	$47.08
Provincial Sales Tax (1.5%)	$ 0.60	$ 0.66	$ 0.72
Royalty (12%)	$ 4.38	$ 4.92	$ 5.37
Operating costs (2)	$17.93	$17.93	$17.93
Operating netback before tax	$16.76	$20.66	$23.90

Argentina income tax rates: 35%

(1) Negotiations are continuing with Refinor to resolve the impact of the recent Federal Decree regarding the increase in withholding tax on the export price of oil. Received oil price may be capped at $33.00

(2) Excludes overhead and workovers. Workovers ~$6.00/BO

Argentina Operating Netbacks Per BO Chivil

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$25.33	$35.83	$47.08
Provincial Sales Tax (1.5%)	$ 0.60	$ 0.66	$ 0.72
Royalty (12%)	$ 4.34	$ 4.88	$ 5.33
Operating costs (2)	$16.23	$16.23	$16.23
Operating netback before tax	$18.50	$22.40	$25.64

Argentina income tax rates: 35%

(1) Negotiations are continuing with Refinor to resolve the impact of the recent Federal Decree regarding the increase in withholding tax on the export price of oil. Received oil price may be capped at $33.00

(2) Excludes overhead and workovers. Workovers ~ $7.50/BO

Argentina Operating Netbacks Per BO Vinalar

WTI	$65.00	$80.00	$95.00
WTI Discount (1)	$25.22	$35.72	$46.97
Provincial Sales Tax (1.8%)	$ 0.72	$ 0.80	$ 0.86
Royalty (12%)	$ 4.55	$ 5.09	$ 5.54
3rd party over-riding royalty (2.7%)	$ 1.07	$ 1.20	$ 1.30
Operating costs (2)	$12.84	$12.84	$12.84
Operating netback before tax	$20.60	$24.35	$27.49

Argentina income tax rates: 35%

(1) Negotiations are continuing with Refinor to resolve the impact of the recent Federal Decree regarding the increase in withholding tax on the export price of oil. Received oil price may be capped at $33.00

(2) Excludes overhead and workovers. Workovers ~ 8.75/BO

Peru Fiscal Regime Summary

- Royalty-tax contract structure
- Royalties

Daily production	Royalty %
<5,000 bopd	5%
5,000-100,000	5%-20% (sliding scale)
>100,000 bopd	20%

Transportation costs are deductible for royalty calculation

- Income tax 30%

  Taxable income deductions:

  - Royalty
  - Operating costs
  - Depreciation of capital